UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 14, 2004

                                   __________


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-23047                13-3864870
           --------                     -------                ----------
(State or other Jurisdiction of     (Commission File         (I.R.S. Employer
Incorporation or Organization)          Number)           Identification Number)

 420 Lexington Avenue, Suite 601,  New York, New York             10170
 ----------------------------------------------------             -----
      (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   Required FD Disclosure.

      On September 14, 2004, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced that it has been designated as a prime contractor by the U. S. Air Force Surgeon General's office to create systems for the rational development of vaccines and therapeutics against potential agents of biological terrorism. This development program will be funded by an existing $4 million congressional appropriation for fiscal year 2005. The funding is part of the Department of Defense Budget that recently passed the House and Senate and was signed by President Bush. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this
Item 7.01 by reference.

ITEM 9.01    Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated September 14, 2004.




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


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By: /s/ Thomas N. Konatich
                                       -----------------------------------
                                       Thomas N. Konatich
                                       Chief Financial Officer

Date: September 14, 2004




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

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

      99.1              Press Release dated September 14, 2004.